SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WICOR INC

                    GABELLI FOUNDATION, INC.
                                 4/26/00           25,000-           31.5000
                    GABELLI INTERNATIONAL II LTD
                                 4/26/00            5,000-           31.5000
                    GABELLI INTERNATIONAL LTD
                                 4/26/00           10,000-           31.5000
                    GEMINI CAPITAL MANAGEMENT LTD
                                 4/26/00           16,000-           31.5000
                    GABELLI ASSET MANAGEMENT INC.
                                 4/26/00          100,000-           31.5000
                                 4/19/00          100,000            31.3125
                    GAMCO INVESTORS, INC.
                                 4/26/00          259,000-           31.5000
                                 4/24/00            3,000-           31.3750
                                 4/17/00            8,000            31.2500
                    GABELLI ASSOCIATES LTD
                                 4/26/00          301,800-           31.5000
                                 4/25/00            2,900            31.3750
                                 4/24/00           20,800            31.3750
                                 4/20/00           50,000            31.4375
                    GABELLI FUND, LDC
                                 4/26/00            2,500-           31.5000
                    GABELLI ASSOCIATES FUND
                                 4/26/00           48,000            31.4375
                                 4/26/00          253,600-           31.5000
                    GABELLI&CO PROFIT SHARING PLAN
                                 4/26/00           10,000-           31.5000
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 4/26/00          165,000-           31.5000
                         GABELLI UTILITY TRUST FUND
                                 4/26/00          200,000-           31.5000
                         GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                 4/26/00          100,000-           31.5000
                         GABELLI SMALL CAP GROWTH FUND
                                 4/26/00           30,000-           31.5000
                                 4/17/00           15,000            31.3000
                         GABELLI EQUITY INCOME FUND
                                 4/26/00           70,000-           31.5000
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 4/26/00          150,000-           31.5000
                         GABELLI ASSET FUND
                                 4/26/00          200,000-           31.5000






                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WICOR INC

                         GABELLI CAPITAL ASSET FUND
                                 4/26/00           65,000-           31.5000
                         GABELLI ABC FUND
                                 4/26/00          220,000-           31.5000



















          (1) THE TRANSACTIONS ON 4/26/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.
              ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.